MANAGEMENT AGREEMENT
     This Management Agreement made effective this 1st day of August, 1997, between Savannah Square of Weatherford, Inc., a Corporation (hereinafter called "Owner") and Sterling House Corporation, a Corporation (hereinafter called "Operator").
WITNESSETH:
     WHEREAS, Owner has entered into an Option Agreement with LTC for the sale of the real property, improvements and equipment used in the operation of Savannah Square Assisted Living Suites located in Weatherford, Oklahoma (the "Facility"); and
     WHEREAS, it is anticipated that LTC will enter into a lease arrangement for the lease of the Facility to the Operator; and
     WHEREAS, it is the purpose of this Agreement to allow the Operator to operate the Facility prior to the actual closing of the sale of the facility by the Owner to LTC.
     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the parties agree as follows:
     1.  Appointment as Manager.
     1.1 Appointment of Operator. The Owner hereby remains the services of Operator and Operator hereby accepts such engagement on the terms and conditions hereinafter provided for the operation and management of Savannah Square Assisted Living Suites in Weatherford, Oklahoma. Operator shall deal in good faith with Owner. Operator shall, at all times, operate and manage the Facility in accordance with the standards then being achieved for comparable facilities in the area, subject to the authority, limits and Owner's approval set forth in this Agreement.
     1.2 Operating of Facility. Operator shall manage the Facility consistent with the standards with applicable local, state and federal laws and regulations.
     1.3 Marketing Activities. Without limiting the obligations of the Operator under Section 1.2 hereof, Operator shall conduct such marketing activities as Operator may desire at Operator's sole cost and expense.
     2.  Services to be Performed by Operator.
     2.1 Expense of Owner. All obligations or expenses except those marketing expenses identified in paragraph 1.3 of this Agreement, incurred by Operator on behalf of Owner under this Agreement shall be at the expense of Owner and paid by Owner according to this Agreement. Operator shall obtain approval of Owner for all expenditures not recurring or in the ordinary course of business in the operation of the Facility, except as otherwise specifically provided in this Agreement. Provided, however, owner shall not be obligated to pay or reimburse for the following expenses:
(a) Cost of wages, payroll taxes, insurance, workers' compensation insurance and other benefits of Operator's personnel, except those employees who work directly on site at the Facility;
(b) Cost of forms, papers, ledgers and other supplies, equipment and computer services used by Operator except those used directly for the Facility's benefit;
(c) Cost attributable for non-insurable losses arising from gross negligence and fraud on the part of Operator, Operator's agents or Operator's employees; and
(d) Any overhead and general expenses of Operator.

     2.2 Employment of Personnel.
(a) The Operator shall hire in the Owner's name, on site personnel necessary for the full and efficient performance of the Operator's duties under this Agreement at wages and benefits competitive in the market. Employees shall work directly on the site at the Facility.
(b) In the performance of its obligation under the Agreement, the Operator will comply with provisions of federal, state or local law prohibiting discrimination in housing on the grounds of race, color, sex, religion, natural origin or handicap.
     2.3 Service Contracts. Operator shall not make any contracts for services to be provided to the Facility in Owner's name without Owner's approval except continuing or renewable contracts presently in force. Owner shall not be liable after the closing date with LTC for any such contract continuing past said closing date.
     2.4 Maintenance and Repair of Property. Operator shall use its best efforts to maintain the building premises and grounds of the Facility as currently maintained by Owner including within such maintenance without limitation thereof, interior and exterior cleaning, decorating, plumbing, carpentry, prevented HVAC maintenance and such other normal repair work as may be necessary and desirable. Operator shall not make any improvements which would be considered capital improvements to the Facility including changes in design, structure or appearance of the Facility without the consent of Owner.
     2.5 Insurance. Owner shall cause to be placed and kept in force all forms of insurance required by law or needed adequately to protect Owner or Operator including (but not limited to) workers' compensation insurance, public liability insurance, professional liability insurance, employee theft, fire and extended coverage insurance for all property comprising the Facility including personal property of the Owner and Operator, burglary and theft insurance. All of the foregoing at Owner's sole cost and expense. All insurance coverage shall be placed with such companies in such amounts and such beneficial interest thereon as shall be acceptable to Owner. Owner shall provide Operator with evidence that all insurance coverage is in force. Operator shall promptly investigate and make a written report to Owner and the insurance company as to all accidents, claims for damage relating to the ownership, operation and maintenance of the Facility or any damage or destruction thereto. Further, Operator shall investigate the estimated cost to repair thereof and shall prepare any and all reports required by any insurance company in connection therewith. All such reports shall be timely filed with the insurance company as required under the terms of the insurance policy after approval by Owner. Owner shall direct the placement of all insurance to be maintained pursuant to this Section 2.5.
     2.6 Collection of Monies. Operator shall use its best effort to collect all rent and other charges due from residents of the Facility and any subtenants or concessionaires herein in the Facility. Owner authorizes Operator to request, demand, collect, receive and recede for all such rent and other charges and to institute legal proceedings in the name of the owner and as an expense reimbursable by Owner for the collection thereof and for the deposition of residents and other persons from the Facility and such expenses may include the engaging of counsel approved by Owner for such matters. All monies collected by Operator shall forthwith be deposited in the bank accounts designated by Owner pursuant to Section 3.3 hereof.
     2.7 Records and Reporting.
     (a) Records. Operator shall maintain at the Facility such records, leases, correspondence, receipts and papers routinely maintained at the Facility pertaining directly to the Facility or the operation thereof. Such records and other information shall constitute the property of the Owner and shall be opened during reasonable business hours and for periodic inspection and examination by the Owner and/or its authorized representatives.
     (b) In Compliance with Legal Requirements. Operator shall take such action as may be necessary to comply with any and all orders affecting the operation of the Facility by any federal, state, county or municipal authority having jurisdiction thereof. Provided however, Operator shall not be responsible for matters relating to the design or construction of the building or improvements.
     (c) Legal Notices.  Operator shall furnish to Owner within forty-eight
(48) hours after receipt by Operator, any and all legal notice received by Operator effecting the Facility including, without limitation, notices from taxing or other governmental authorities by any governmental authority or any board or fire underwriters or similar body.
     3.  Relationship of Operator and Owner.
     3.1 Compensation of Operator. During the operating term (and proportionally for any fraction of a month), Owner shall pay monthly to Operator for services rendered under this Agreement a management fee of One Hundred and 00/100 ($100.00) Dollars.
     3.1 Use and Maintenance of Premises. Operator agrees that it will not knowingly permit the use of the Facility for any other purpose which might void any policy of insurance held by Owner or which might render any loss thereunder uncollectible, or which would be in violation of any government restriction. Operator shall use its best efforts to secure full compliance by the residents within the terms and conditions of their respective agreements. Operator shall be expected to perform such other acts as are reasonably necessary and proper in the discharge of its duties under this Agreement. All cost of collecting or complying with and all fines payable in connection with any orders or violations effecting the Facility placed thereon by any governmental authority or board of fire underwriters or other similar body shall be at the cost and expense of Owner unless caused by Operator's malfeasance, gross negligence or willful failure or refusal to perform its obligations hereunder in which case and to the extent such cost shall be borne by Operator.
     3.3 Bank Accounts. All rent, revenue and other monies received by Operator for the operation of the Facility from any resident shall be forwarded immediately to Owner for deposit in an account established by Owner. All expenses for the operating of the Facility shall be paid by Owner from such account.
     3.4 Operating Term. This Agreement shall commence on the date hereof ("Commencement Date") and shall thereafter continue until terminated at midnight on the 31st day of August, 1997, unless renewed or extended thereafter by written agreement of the parties to this Agreement ("Operating Term"). In the event of termination provided for herein, Operator will immediately remit all collections to Owner and records, contracts, leases, receipts for deposits and unpaid bills within thirty (30) days after termination. Operator shall remit all proceeds, if any, to the Owner and all records, contracts, leases and receipts for deposits, unpaid bills and other papers and documents which pertain to the Facility.
     3.5 No Assignment By Operator. Operator may not assign, transfer or convey any of its right, title or interest hereunder, nor shall it have the right to delegate any of the obligations or duties required to be kept by it hereunder without the prior written consent of Owner.
     3.6 Indemnity by Owner and Operator. From and after the date hereof, each party hereby agrees to indemnify the other against acts committed by the other from and against any and all claims, demands, expense or legal proceeding (including cost, expenses and attorney's fees) relative to any claims for any personal injury, disease, loss of use, advertising injury or property damage on the part of any third party (including employees and agents or either of them) or relative to any loss or damage or both in the Facility from any cause whatever which may be made or brought against them and arising out of the intentional torts, crimes, gross negligence or willful and wanton acts of each of them, its officers, employees and agents and operating the Facility, which are not covered by insurance to be obtained and all times maintained pursuant to paragraph 2.5 of this Agreement. In addition, Owner also agrees to indemnify and hold Operator harmless against any claims arising before the Commencement Date. Owner and Operator further agree to exert all reasonable efforts in good faith to cause their individual insurance contracts to be so endorsed to acknowledge that in fact, prior to the time any insurance loss or damage has incurred, each has waived the right of recovery against the other.
     3.7 Notices. All notices, demands, consents, approvals and requests given by either party hereunder shall be in writing and shall be sent first class mail, postage prepaid, to the parties at the following addresses:
     If to Owner:
     Savannah Square of Weatherford, Inc.
     c/o ERC Properties, Inc.
     Attn: Bob Fikes
     P.O. Box 3945
     Barling, AR 72913

     If to Operator:

     Sterling House Corporation
     Attn: Gail Knott
     453 S. Webb Road, Suite 500
     Wichita, KS 67207

     3.8 Miscellaneous.
     (a) In the event that any one or more of the phrases, sentences, clauses or paragraphs contained in this Agreement shall be declared invalid or unenforceable by order, decree or judgment of any court having jurisdiction, or shall be or become invalid or unenforceable by virtue of any duly promulgated law, rule or regulation, the remainder of this Agreement shall be construed as if such phrases, sentences, clauses or paragraph has not been inserted except when such construction (a) would operate as an undue hardship on either party or (b) would constitute a substantial deviation from the general intent and purposes of the parties as reflected herein. In the event of either (a) or (b) above, the parties will use their best efforts to negotiate a mutually satisfactory amendment to this Agreement to circumvent the inequity.

     (b) No failure to exercise, and no delay in exercising on the part of Owner or
Operator, any right, power or privilege hereunder or under applicable law shall preclude other or further exercise thereof of such or any other right, power or privilege or Owner or Operator. The rights and remedies herein provided are cumulative and not exclusive of any other rights or remedies provided by law.
     (c) Operator shall devote such of its time, attention and business capacity to the management and operation of the Facility as may be necessary in order for Operator to comply with the terms of this Agreement.
     (d) Neither this Agreement nor any part hereof nor any service, relationship, or other matter alluded to herein shall inure to the benefit of any third party, to any trustee in bankruptcy, to any assignee for the benefit or creditors, to any receiver by reason of insolvency, to any insolvent estate of either party, or to the creditors or claimants of such estate.
     (e) Owner and Operator shall execute and deliver all appropriate agreements or other instruments supplemental to this Agreement and shall take whatever action may be desirable to evidence that this Agreement is fully and legally effective, binding and enforceable as between then and as against third parties.
     (f) The heading or the title to the general articles and paragraphs of this Agreement are inserted for convenience of reference only and are not intended to affect the meaning of any of the provisions.
     (g) This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of Owner or Operator.

     (h) This Agreement shall be construed, interpreted and applied in accordance with and shall be governed by the laws of the State of Kansas.
(I) This Agreement constitutes the entire agreement between Owner and Operator which respect to their relationship in respect to their relationship in respect to the management of the Facility. This Agreement may be amended only by an instrument in writing executed by Owner and Operator.
(j) This Agreement may be executed simultaneously in two or more duplicates, each of which duplicate shall be deemed an original. In approving this Agreement it shall not be necessary to produce or account for more than one of the duplicates. This Agreement may be executed in counterparts, all of which taken together shall constitute one Agreement binding on all parties notwithstanding that all the parties are no signatories to the same counterpart.
     IN WITNESS WHEREOF, the parties have executed this Agreement the day and date first above written.

                                    SAVANNAH SQUARE OF WEATHERFORD, INC.

                                    By: /s/ Ernest R. Coleman
                                    By: /s/ Robert L. Fikes, EVP
                                        8/4/97

                                    STERLING HOUSE CORPORATION

                                    By: /s/ Steven L. Vick

ACKNOWLEDGMENT
STATE OF ARKANSAS      )
                                               )ss
COUNTY OF CRAWFORD )

     On this 1st day of August, 1997, before me, a Notary Public, duly qualified, commissioned and acting within and for the County of Crawford, appeared in person Ernest R. Coleman of Savannah Square of Weatherford, Inc., to me personally well known as the person whose name appears upon the above and foregoing and states that he has executed the same for the consideration and purpose therein mentioned and set forth, and do hereby so certify.

     In Testimony Whereof, I have hereunto set my hand and seal as such Notary Public this 1st day of August, 1997.

                                    /s/ Carla Kelley
                                    Notary Public
My Commission Expires:

    10/01/05
SEAL
ACKNOWLEDGMENT

STATE OF KANSAS           )
                                               )ss
COUNTY OF SEDGWICK  )

     On this 4th day of August, 1997, before me, a Notary Public, duly qualified, commissioned and acting within and for the County of Sedgwick, appeared in person Steven L. Vick of Sterling House Corporation, to me personally well known as the person whose name appears upon the above and foregoing and states that he has executed the same for the consideration and purpose therein mentioned and set forth, and do hereby so certify.

     In Testimony Whereof, I have hereunto set my hand and seal as such Notary Public this 4th day of August, 1997.

                                    /s/ T. Sue Anderson
                                    Notary Public

My Commission Expires:

    7/10/99
SEAL

ACKNOWLEDGMENT

STATE OF Arkansas            )
                                               )ss
COUNTY OF Crawford        )

     On this 4th day of August, 1997, before me, a Notary Public, duly qualified, commissioned and acting within and for the County of Crawford, appeared in person Robert L. Fikes, Sr. Executive Vice President of Savannah Square of Weatherford, Inc. to me personally well known as the person whose name appears upon the above and foregoing and states that he has executed the same for the consideration and purpose therein mentioned and set forth, and do hereby so certify.

     In Testimony Whereof, I have hereunto set my hand and seal as such Notary Public this 4th day of August, 1997.

/s/ Carla Kelley
Notary Public

My Commission Expires:

    10/01/05
SEAL

MANAGEMENT AGREEMENT
     This Management Agreement made effective this 1st day of August, 1997, between Savannah Square of Edmond, Inc., a Corporation (hereinafter called "Owner") and Sterling House Corporation, a Corporation (hereinafter called "Operator").
WITNESSETH:
     WHEREAS, Owner has entered into an Option Agreement with LTC for the sale of the real property, improvements and equipment used in the operation of Savannah Square Assisted
Living Suites located in Edmond, Oklahoma (the "Facility"); and
     WHEREAS, it is anticipated that LTC will enter into a lease arrangement for the lease of the Facility to the Operator; and
     WHEREAS, it is the purpose of this Agreement to allow the Operator to operate the Facility prior to the actual closing of the sale of the facility by the Owner to LTC.
     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the parties agree as follows:
     1.  Appointment as Manager.
     1.1 Appointment of Operator. The Owner hereby remains the services of Operator and Operator hereby accepts such engagement on the terms and conditions hereinafter provided for the operation and management of Savannah Square Assisted Living Suites in Edmond, Oklahoma. Operator shall deal in good faith with Owner. Operator shall, at all times, operate and manage the Facility in accordance with the standards then being achieved for comparable facilities in the area, subject to the authority, limits and Owner's approval set forth in this Agreement.

     1.2 Operating of Facility. Operator shall manage the Facility consistent with the standards with applicable local, state and federal laws and regulations.
     1.3 Marketing Activities. Without limiting the obligations of the Operator under Section 1.2 hereof, Operator shall conduct such marketing activities as Operator may desire at Operator's sole cost and expense.
     2.  Services to be Performed by Operator.
     2.1 Expense of Owner. All obligations or expenses except those marketing expenses identified in paragraph 1.3 of this Agreement, incurred by Operator on behalf of Owner under this Agreement shall be at the expense of Owner and paid by Owner according to this Agreement. Operator shall obtain approval of Owner for all expenditures not recurring or in the ordinary course of business in the operation of the Facility, except as otherwise specifically provided in this Agreement. Provided, however, owner shall not be obligated to pay or reimburse for the following expenses:
   (a) Cost of wages, payroll taxes, insurance, workers' compensation insurance and other benefits of Operator's personnel, except those employees who work directly on site at the Facility;
   (b) Cost of forms, papers, ledgers and other supplies, equipment and computer services used by Operator except those used directly for the Facility's benefit;
   (c) Cost attributable for non-insurable losses arising from gross negligence and fraud on the part of Operator, Operator's agents or Operator's employees; and
   (d) Any overhead and general expenses of Operator.

     2.2 Employment of Personnel.
     (a) The Operator shall hire in the Owner's name, on site personnel necessary for the full and efficient performance of the Operator's duties under this Agreement at wages and benefits competitive in the market. Employees shall work directly on the site at the Facility.
     (b) In the performance of its obligation under the Agreement, the Operator will comply with provisions of federal, state or local law prohibiting discrimination in housing on the grounds of race, color, sex, religion, natural origin or handicap.
     2.3 Service Contracts. Operator shall not make any contracts for services to be provided to the Facility in Owner's name without Owner's approval except continuing or renewable contracts presently in force. Owner shall not be liable after the closing date with LTC for any such contract continuing past said closing date.
     2.4 Maintenance and Repair of Property. Operator shall use its best efforts to maintain the building premises and grounds of the Facility as currently maintained by Owner including within such maintenance without limitation thereof, interior and exterior cleaning, decorating, plumbing, carpentry, prevented HVAC maintenance and such other normal repair work as may be necessary and desirable. Operator shall not make any improvements which would be considered capital improvements to the Facility including changes in design, structure or appearance of the Facility without the consent of Owner.
     2.5 Insurance. Owner shall cause to be placed and kept in force all forms of insurance required by law or needed adequately to protect Owner or Operator including (but not limited to) workers' compensation insurance, public liability insurance, professional liability insurance, employee theft, fire and extended coverage insurance for all property comprising the Facility including personal property of the Owner and Operator, burglary and theft insurance. All of the foregoing at Owner's sole cost and expense. All insurance coverage shall be placed with such companies in such amounts and such beneficial interest thereon as shall be acceptable to Owner. Owner shall provide Operator with evidence that all insurance coverage is in force. Operator shall promptly investigate and make a written report to Owner and the insurance company as to all accidents, claims for damage relating to the ownership, operation and maintenance of the Facility or any damage or destruction thereto. Further, Operator shall investigate the estimated cost to repair thereof and shall prepare any and all reports required by any insurance company in connection therewith. All such reports shall be timely filed with the insurance company as required under the terms of the insurance policy after approval by Owner. Owner shall direct the placement of all insurance to be maintained pursuant to this Section 2.5.
     2.6 Collection of Monies. Operator shall use its best effort to collect all rent and other charges due from residents of the Facility and any subtenants or concessionaires herein in the Facility. Owner authorizes Operator to request, demand, collect, receive and recede for all such rent and other charges and to institute legal proceedings in the name of the owner and as an expense reimbursable by Owner for the collection thereof and for the deposition of residents and other persons from the Facility and such expenses may include the engaging of counsel approved by Owner for such matters. All monies collected by Operator shall forthwith be deposited in the bank accounts designated by Owner pursuant to Section 3.3 hereof.
     2.7 Records and Reporting.
     (a) Records. Operator shall maintain at the Facility such records, leases, correspondence, receipts and papers routinely maintained at the Facility pertaining directly to the Facility or the operation thereof. Such records and other information shall constitute the property of the Owner and shall be opened during reasonable business hours and for periodic inspection and examination by the Owner and/or its authorized representatives.
     (b) In Compliance with Legal Requirements. Operator shall take such action as may be necessary to comply with any and all orders affecting the operation of the Facility by any federal, state, county or municipal authority having jurisdiction thereof. Provided however, Operator shall not be responsible for matters relating to the design or construction of the building or improvements.
     (c) Legal Notices.  Operator shall furnish to Owner within forty-eight
(48) hours after receipt by Operator, any and all legal notice received by Operator effecting the Facility including, without limitation, notices from taxing or other governmental authorities by any governmental authority or any board or fire underwriters or similar body.
     3.  Relationship of Operator and Owner.
     3.1 Compensation of Operator. During the operating term (and proportionally for any fraction of a month), Owner shall pay monthly to Operator for services rendered under this Agreement a management fee of One Hundred and 00/100 ($100.00) Dollars.
     3.1 Use and Maintenance of Premises. Operator agrees that it will not knowingly permit the use of the Facility for any other purpose which might void any policy of insurance held by Owner or which might render any loss thereunder uncollectible, or which would be in violation of any government restriction. Operator shall use its best efforts to secure full compliance by the residents within the terms and conditions of their respective agreements. Operator shall be expected to perform such other acts as are reasonably necessary and proper in the discharge of its duties under this Agreement. All cost of collecting or complying with and all fines payable in connection with any orders or violations effecting the Facility placed thereon by any governmental authority or board of fire underwriters or other similar body shall be at the cost and expense of Owner unless caused by Operator's malfeasance, gross negligence or willful failure or refusal to perform its obligations hereunder in which case and to the extent such cost shall be borne by Operator.
     3.3 Bank Accounts. All rent, revenue and other monies received by Operator for the operation of the Facility from any resident shall be forwarded immediately to Owner for deposit in an account established by Owner. All expenses for the operating of the Facility shall be paid by Owner from such account.
    3.4 Operating Term. This Agreement shall commence on the date hereof ("Commencement Date") and shall thereafter continue until terminated at midnight on the 31st day of August, 1997, unless renewed or extended thereafter by written agreement of the parties to this Agreement ("Operating Term"). In the event of termination provided for herein, Operator will immediately remit all collections to Owner and records, contracts, leases, receipts for deposits and unpaid bills within thirty (30) days after termination. Operator shall remit all proceeds, if any, to the Owner and all records, contracts, leases and receipts for deposits, unpaid bills and other papers and documents which pertain to the Facility.
     3.5 No Assignment By Operator. Operator may not assign, transfer or convey any of its right, title or interest hereunder, nor shall it have the right to delegate any of the obligations or duties required to be kept by it hereunder without the prior written consent of Owner.
     3.6 Indemnity by Owner and Operator. From and after the date hereof, each party hereby agrees to indemnify the other against acts committed by the other from and against any and all claims, demands, expense or legal proceeding (including cost, expenses and attorney's fees) relative to any claims for any personal injury, disease, loss of use, advertising injury or property damage on the part of any third party (including employees and agents or either of them) or relative to any loss or damage or both in the Facility from any cause whatever which may be made or brought against them and arising out of the intentional torts, crimes, gross negligence or willful and wanton acts of each of them, its officers, employees and agents and operating the Facility, which are not covered by insurance to be obtained and all times maintained pursuant to paragraph 2.5 of this Agreement. In addition, Owner also agrees to indemnify and hold Operator harmless against any claims arising before the Commencement Date. Owner and Operator further agree to exert all reasonable efforts in good faith to cause their individual insurance contracts to be so endorsed to acknowledge that in fact, prior to the time any insurance loss or damage has incurred, each has waived the right of recovery against the other.
     3.7 Notices. All notices, demands, consents, approvals and requests given by either party hereunder shall be in writing and shall be sent first class mail, postage prepaid, to the parties at the following addresses:
     If to Owner:
     Savannah Square of Edmond, Inc.
     c/o ERC Properties, Inc.
     Attn: Bob Fikes
     P.O. Box 3945
     Barling, AR 72913

     If to Operator:

     Sterling House Corporation
     Attn: Gail Knott
     453 S. Webb Road, Suite 500
     Wichita, KS 67207

     3.8 Miscellaneous.
     (a) In the event that any one or more of the phrases, sentences, clauses or paragraphs contained in this Agreement shall be declared invalid or unenforceable by order, decree or judgment of any court having jurisdiction, or shall be or become invalid or unenforceable by virtue of any duly promulgated law, rule or regulation, the remainder of this Agreement shall be construed as if such phrases, sentences, clauses or paragraph has not been inserted except when such construction (a) would operate as an undue hardship on either party or (b) would constitute a substantial deviation from the general intent and purposes of the parties as reflected herein. In the event of either (a) or (b) above, the parties will use their best efforts to negotiate a mutually satisfactory amendment to this Agreement to circumvent the inequity.

     (b) No failure to exercise, and no delay in exercising on the part of Owner or
Operator, any right, power or privilege hereunder or under applicable law shall preclude other or further exercise thereof of such or any other right, power or privilege or Owner or Operator. The rights and remedies herein provided are cumulative and not exclusive of any other rights or remedies provided by law.
     (c) Operator shall devote such of its time, attention and business capacity to the management and operation of the Facility as may be necessary in order for Operator to comply with the terms of this Agreement.
     (d) Neither this Agreement nor any part hereof nor any service, relationship, or other matter alluded to herein shall inure to the benefit of any third party, to any trustee in bankruptcy, to any assignee for the benefit or creditors, to any receiver by reason of insolvency, to any insolvent estate of either party, or to the creditors or claimants of such estate.
     (e) Owner and Operator shall execute and deliver all appropriate agreements or other instruments supplemental to this Agreement and shall take whatever action may be desirable to evidence that this Agreement is fully and legally effective, binding and enforceable as between then and as against third parties.
     (f) The heading or the title to the general articles and paragraphs of this Agreement are inserted for convenience of reference only and are not intended to affect the meaning of any of the provisions.
     (g) This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of Owner or Operator.

     (h) This Agreement shall be construed, interpreted and applied in accordance with and shall be governed by the laws of the State of Kansas.
     (I) This Agreement constitutes the entire agreement between Owner and Operator which respect to their relationship in respect to their relationship in respect to the management of the Facility. This Agreement may be amended only by an instrument in writing executed by Owner and Operator.
     (j) This Agreement may be executed simultaneously in two or more duplicates, each of which duplicate shall be deemed an original. In approving this Agreement it shall not be necessary to produce or account for more than one of the duplicates. This Agreement may be executed in counterparts, all of which taken together shall constitute one Agreement binding on all parties notwithstanding that all the parties are no signatories to the same counterpart.
     IN WITNESS WHEREOF, the parties have executed this Agreement the day and date first above written.

                                    SAVANNAH SQUARE OF EDMOND, INC.

                                    By: /s/ Ernest R. Coleman
                                    By: /s/ Robert L. Fikes, EVP
                                        8/4/97

                                    STERLING HOUSE CORPORATION

                                    By: /s/ Steven L. Vick

ACKNOWLEDGMENT
STATE OF ARKANSAS      )
                                               )ss
COUNTY OF CRAWFORD )

     On this 1st day of August, 1997, before me, a Notary Public, duly qualified, commissioned and acting within and for the County of Crawford, appeared in person Ernest R. Coleman of Savannah Square of Edmond, Inc., to me personally well known as the person whose name appears upon the above and foregoing and states that he has executed the same for the consideration and purpose therein mentioned and set forth, and do hereby so certify.

     In Testimony Whereof, I have hereunto set my hand and seal as such Notary Public this 1st day of August, 1997.

                                    /s/ Carla Kelley
                                    Notary Public
My Commission Expires:

    10/01/05
SEAL
ACKNOWLEDGMENT

STATE OF KANSAS           )
                                               )ss
COUNTY OF SEDGWICK  )

     On this 4th day of August, 1997, before me, a Notary Public, duly qualified, commissioned and acting within and for the County of Sedgwick, appeared in person Steven L. Vick of Sterling House Corporation, to me personally well known as the person whose name appears upon the above and foregoing and states that he has executed the same for the consideration and purpose therein mentioned and set forth, and do hereby so certify.

     In Testimony Whereof, I have hereunto set my hand and seal as such Notary Public this 4th day of August, 1997.

                                    /s/ T. Sue Anderson
                                    Notary Public

My Commission Expires:

    7/10/99
SEAL

ACKNOWLEDGMENT

STATE OF Arkansas            )
                                               )ss
COUNTY OF Crawford        )

     On this 4th day of August, 1997, before me, a Notary Public, duly qualified, commissioned and acting within and for the County of Crawford, appeared in person Robert L. Fikes, Sr. Executive Vice President of Savannah Square of Edmond, Inc. to me personally well known as the person whose name appears upon the above and foregoing and states that he has executed the same for the consideration and purpose therein mentioned and set forth, and do hereby so certify.

     In Testimony Whereof, I have hereunto set my hand and seal as such Notary Public this 4th day of August, 1997.

                                    /s/ Carla Kelley
                                    Notary Public

My Commission Expires:

    10/01/05
SEAL



















ADDENDUM TO LETTER AGREEMENT DATED AUGUST 4, 1997
BETWEEN STERLING HOUSE CORPORATION AND
SAVANNAH SQUARE OF WAUTAUGA, INC.

ADDENDUM

     SHC agrees to provide to Savannah Square evidence of public liability and workers' compensation insurance with Savannah Square named as additional insured on the public liability insurance. SHC agrees to indemnify and hold harmless Savannah Square from any and all claims arising out of the activities and conduct of business by SHC at the Wautauga, Texas property.
     Dated this 4th day of August, 1997.

                                    STERLING HOUSE CORPORATION


                                    By:____________________________________



                                    SAVANNAH SQUARE OF WAUTAUGA, INC.


                                    By: /s/ Robert L. Fikes
                                    Executive Vice President
                                    8/4/97